SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   May 24, 1999


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)


      Delaware                   0-20199                         43-1420563
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(State or other            (Commission File No.)            (I.R.S. Employer
 juridiction of                                             Identification No.)
 corporation)


14000 Riverport Drive, Maryland Heights, Missouri                       63043
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:        (314) 770-1666
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On May 24, 1999, Express Scripts, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference, announcing its intention to offer $200 million principal amount of senior unsecured notes due in 2009, through a private placement to qualified institutional buyers.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) The following exhibit is filed as part of this report on Form 8-K:

                  Exhibit 99.1 Press release, dated May 24, 1999, by Express Scripts, Inc.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EXPRESS SCRIPTS, INC.



Date:    May 26, 1999                By: /s/ Barrett A. Toan
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                                          Barrett A. Toan
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit No.    Description

   99.1        Press release, dated May 24, 1999, by Express Scripts, Inc.

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